IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Miller Convertible Bond Fund (the “Fund”)

Class A Shares (MCFAX)

Class C Shares (MCFCX)

Class I Shares (MCIFX)

Advisor Class Shares (_____)

a series of the Miller Investment Trust (the “Trust”)

Supplement dated May 1, 2014 to

the Prospectus and Statement of Additional Information dated February 3, 2014

Please be advised that the following change has been approved by the Board of Trustees of the Trust on behalf of your Fund.  The changes will become effective on or about June 30, 2014.

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The Fund will change its investment policy to invest, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in convertible bonds.  This policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.  Convertible bonds are defined to include synthetic convertible bonds.

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The information in this Supplement updates and supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund, toll-free at 1-877-441-4434, or visiting the Fund’s website at www.millerconvertiblefund.com.

YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.